UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 17, 2015

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1720 South Bellaire Street, Suite 325
Denver, Colorado		80222
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (800) 420-4866

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 17, 2015, CannaSys, Inc. closed the transactions contemplated by a Marketing and Alliance Agreement with Green Capital Ventures, Inc., a Delaware corporation (“GCV”), with offices in San Diego, California (the “Agreement”). GCV is a full-service consulting firm with expertise in licensing, brand management, real estate transactions, and related services for the regulated hemp and cannabis industries. Under the Agreement, CannaSys and GCV will jointly develop and implement promotion and marketing strategies for CannaSys’s products. In connection with the transaction, CannaSys will issue GCV an incentive restricted stock grant of 250,000 shares of its common stock to vest over 12 months in four equal quarterly installments. Additional incentive stock grants may be earned by GCV over the term of the Agreement in accordance with its terms. In addition, GCV’s principals will have the opportunity for managerial and advisory positions with CannaSys.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

The incentive stock grant for 250,000 shares of CannaSys common stock delivered to GCV under the Agreement was issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. GCV is a sophisticated investor able to bear the risk of the investment. GCV confirmed the foregoing and acknowledged, in writing, that the securities must be acquired and held for investment. All certificates evidencing the shares bear, or will bear, a restrictive legend. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 8.01—OTHER EVENTS

On November 17, 2015, CannaSys issued a press release, a copy of which is filed as Exhibit 99.01 hereto.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.16	Marketing and Alliance Agreement between Green Capital Ventures, Inc. and CannaSys, Inc., dated as of November 11, 2015, including exhibits	Attached

Item 99	Miscellaneous
99.01	Press release dated November 17, 2015	Attached

*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.
Registrant

Dated: November 23, 2015	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer
and Chief Financial Officer